                                                                   Exhibit 10.14
                                                                  EXECUTION COPY

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                          LOAN CLAIMS PLEDGE AGREEMENT
                       (ERSTRANGIGE FORDERUNGSVERPFANDUNG)

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                                DATED 8 JUNE 2004

                                     BETWEEN

                      BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.

                                   AS PLEDGOR

                        DEUTSCHE BANK AG, NEW YORK BRANCH

                         AS COLLATERAL AGENT AND PLEDGEE

                                       AND

                      CERTAIN OTHER FINANCIAL INSTITUTIONS

                                   AS PLEDGEES

                                BAKER & MCKENZIE
                                    FRANKFURT

THIS AGREEMENT is dated 8 June 2004 and made between:

(1)    BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a corporate partnership limited by shares (societe en commandite par actions) established under the laws of the Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies' Register under section B number 96771, as pledgor (the
       "PLEDGOR");

(2)    DEUTSCHE BANK AG, NEW YORK BRANCH as collateral agent (the "COLLATERAL
       AGENT"); and

(3)    the finance parties listed in Schedule 1 hereto (each of them a
       "PLEDGEE", and together with the Collateral Agent, the "PLEDGEES").

WHEREAS

(A)    The Intercompany Borrower has been established for the purpose of acquiring the shares in the registered capital of Celanese AG by way of a public offer for purchase of shares made in compliance with the German
       Takeover Act (Wertpapiererwerbs- und Ubernahmegesetz) and by other means.

(B)    The Pledgor received certain loans under a Senior Subordinated Bridge B
       Loan Agreement dated as of 6 April 2004 (the "B BRIDGE") in connection with the acquisition of shares in Celanese AG. The Pledgor has on-lent all proceeds from the loans under the B Bridge to the Intercompany
       Borrower pursuant to and on the terms and conditions set forth in the
       Intercompany Loan Agreement. Such amounts are still outstanding.

(C)    Various financing facilities are or will be made available to the Pledgor pursuant to the Loan Agreement, the Senior Subordinated Notes and certain other financing arrangements. All loans made available to the Pledgor under the Loan Agreement will be used to repay the amounts borrowed by the Pledgor under the B Bridge.

(D)    The Pledgor has agreed to grant a first ranking pledge over its claims against the Intercompany Borrower arising in respect of the Intercompany
       Loan Agreement in favour of the Pledgees as security for their claims under the Loan Agreement.

(E)    Pursuant to the Loan Agreement, the Collateral Agent acts as collateral agent for the Lenders thereunder.

IT IS AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS OF THE LOAN AGREEMENT

       All capitalised terms used in this Agreement (including the preamble) and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

1.2    FURTHER DEFINED TERMS

       In this Agreement (including the preamble):

       "COLLATERAL" means the Loan Claims.

       "ENFORCEMENT NOTICE" means a written notice delivered to the Collateral
       Agent by the Required Pledgees directing the Collateral Agent to exercise one or more specific rights or remedies under this Agreement.

       "INTERCOMPANY BORROWER" means BCP Crystal Acquisition GmbH & Co. KG, a limited partnership established under the laws of Germany and registered with the commercial register at the local court of Stuttgart under registration number HRA 13860.

       "INTERCOMPANY LOAN AGREEMENT" means the intercompany loan agreement between the Pledgor as lender and the Intercompany Borrower as borrower dated as of 6 April 2004 (a copy of which is attached hereto as Schedule
       2).

       "LOAN AGREEMENT" means the loan agreement dated as of 8 June 2004 among inter alia BCP Crystal Holdings Ltd. 2, the Pledgor, the Collateral Agent
       and the respective financial institutions listed in Schedule 1 hereto.

       "LOAN CLAIMS" means all present and future, actual or contingent claims of the Pledgor against the Intercompany Borrower under the Intercompany
       Loan Agreement, including but not limited to all claims for the repayment of principal, the payment of interest and all other sums payable by the
       Intercompany Borrower (including claims based on unjust enrichment
       (ungerechtfertigte Bereicherung) or tort (Delikt)).

       "LOAN DOCUMENTS" means the "Loan Documents" as such term is defined in the Loan Agreement.

       "LOANS" means each "Term Loan C" as defined in the Loan Agreement.

       "PLEDGE" means the pledge over the Loan Claims pursuant to Clause 2 hereof.

       "REQUIRED PLEDGEES" means "Required Lenders" as such term is defined in the Loan Agreement.

       "SECURED OBLIGATIONS" means all existing, future, actual and contingent claims which any of the Pledgees may have, either individually or collectively, against the Pledgor under the Loan Agreement or any other
       Loan Document, including but not limited to, all claims for costs and expenses in relation to the enforcement of any security provided for such claims and the Parallel Debt pursuant to Section 9.19 of the Loan
       Agreement. For the avoidance of doubt, the Secured Obligations shall include any obligations of the Pledgor based on unjust enrichment
       (ungerechtfertigte Bereicherung) or tort (Delikt).

       "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.3    SUCCESSORS AND ASSIGNS

       The expressions "INTERCOMPANY BORROWER", "PLEDGOR", "PLEDGEES" and
       "COLLATERAL AGENT" shall, where the context permits, include all of their respective successors and assigns in their relevant capacity.

1.4    MISCELLANEOUS

       In this Agreement, unless the context requires otherwise:

       (a)    Statutes: references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

       (b)    Documents: references to this Agreement, the Loan Agreement and the Intercompany Loan Agreement or to any of them shall be construed as references to this Agreement or such document as the same may be amended, supplemented or restated from time to time;
              and

       (c)    Singular and Plural: save where the contrary is indicated, the singular of any defined term includes the plural, and vice versa.

2.     PLEDGE OF LOAN CLAIMS

2.1    The Pledgor hereby grants to the Pledgees a first ranking pledge over the
       Loan Claims as security for the Secured Obligations as further set out in
       Clause 3 hereof.

2.2    The Pledgees hereby accept such pledge.

3.     PURPOSE OF THE PLEDGE

       The Pledge shall serve as security for the due and punctual satisfaction of the Secured Obligations.

4.     RIGHTS OF PLEDGOR

4.1    INTEREST PAYMENTS UNDER INTERCOMPANY LOAN AGREEMENT

       Unless the Pledgees (acting through the Collateral Agent) are entitled to proceed with a realisation of their interests in the Loan Claims pursuant to Clause 7, the Pledgor shall have the right to receive and retain all interest payments due under the Intercompany Loan Agreement.

4.2    PRINCIPAL REPAYMENT UNDER INTERCOMPANY LOAN AGREEMENT

       Unless the Pledgees (acting through the Collateral Agent) are entitled to proceed with a realisation of their interests in the Loan Claims pursuant to Clause 7, the Pledgor shall have the right to receive and retain repayments of principal due under the Intercompany Loan Agreement:

       (a)    if and to the extent, after giving effect to any such payment and any contemporaneous application thereof by the Pledgor towards repayment or prepayment of the principal amount of the Loans under the Loan Agreement, the outstanding principal amount of the Loan
              Claims equals or exceeds the aggregate principal amount of Loans then outstanding under the Loan Agreement; and

       (b)    if and to the extent any such payment or distribution is made in accordance with Clause 5.1 of the Intercompany Loan Agreement (as in effect on the date hereof).

5.     REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR

       The Pledgor hereby represents and warrants to each of the Pledgees that:

5.1    Due execution of Intercompany Loan Agreement: the Intercompany Loan
       Agreement has been duly authorised, executed and delivered by the parties thereto, is in existence at the date hereof and has not been cancelled or otherwise terminated; and

5.2    Good title to Loan Claims: the Pledgor is the true and lawful holder of the Loan Claims, and no third party has any right, claim, title, interest, pledge, lien or other encumbrance or charge whatsoever in or to the Loan Claims (save for the Pledge hereunder).

6.     UNDERTAKINGS OF THE PLEDGOR

       The Pledgor hereby undertakes to each of the Pledgees:

6.1    No disposal: not to sell, transfer or otherwise dispose (other than by payments on the Loan Claims permitted under Clause 4 hereof) of all or part of the Loan Claims;

6.2    No encumbrance: not to encumber, create or agree to create, or permit to subsist, any encumbrance, other security interest or third party right in or over the Loan Claims (save for the Pledge hereunder);

6.3    Information of Pledgees: to notify the Pledgees, by notification in writing to the Collateral Agent, of its intention to cancel or otherwise terminate the Intercompany Loan Agreement (for the avoidance of doubt, the terms "cancel or otherwise terminate" shall not include payments on the Loan Claims permitted under Clause 4 hereof);

6.4    Submission of documentation: at the reasonable request of the Collateral
       Agent, to provide the Collateral Agent with all information, evidence and documents which are necessary for the examination and enforcement of the
       Loan Claims;

6.5    Attachment proceedings: to notify the Collateral Agent promptly if any item of the Collateral is affected by or subject to attachment proceedings or other similar measures. In the event of an attachment or other similar measure, the Pledgor shall provide the Collateral Agent, at its request, with a copy of the attachment or other similar measure and execution order as well as with all other documentation necessary to lodge protest against the execution and shall immediately inform the execution creditor in writing of the Collateral Agent's security interests hereunder; and

6.6    First ranking: to ensure that the Pledge will always have first ranking priority.

7.     RIGHT OF REALISATION

7.1    Upon the occurrence of an Event of Default which is continuing, the
       Pledgees (acting through the Collateral Agent) shall be entitled to revoke the Pledgor's rights pursuant to Clause 4. When the Pledgor is in default (for the avoidance of doubt, upon the lapse of any applicable grace period) with any payments in respect of the Secured Obligations, the Pledgees (acting through the Collateral Agent) shall be entitled to proceed with a realisation of the Collateral.

7.2    The Pledgees shall realise their interest in the Collateral only to the extent necessary to satisfy the Secured Obligations which are past due.
       The Pledgees (acting through the Collateral Agent) may, in their discretion, decide which of the Collateral or other security rights, granted for the Secured Obligations, if any, shall be realised to satisfy the Secured Obligations. In exercising such discretion, the Pledgees shall reasonably take into account

       the legitimate interests of the Pledgor or, as the case may be, of any third party having provided security.

7.3    The Pledgees (acting through the Collateral Agent) shall give the Pledgor at least five (5) Business Days' prior written notice of the Pledgees intention to realise their interest in the Collateral, unless the Pledgor has ceased generally to pay its debts when due or when an application has been made for the institution of insolvency proceedings in respect of the assets of the Pledgor by the Pledgor or any third party, and, in the latter case, it is not without delay established to the satisfaction of the Pledgees that the application is without merit.

7.4    The Pledgor shall, at its own expense, render all assistance in order to facilitate the realisation of the Pledgees' security interests in the
       Collateral.

7.5    The Pledgees shall not be required to obtain a prior court ruling or to present any other executory title or document justifying execution.

8.     RELEASE OF SECURITY

8.1    Subject to compliance by the Pledgor with the next sentence, the Pledgees hereby irrevocably waive and cancel their rights to and entitlement in the Pledge with effect as of the Restructuring Date. Upon request of the
       Pledgor (which shall be accompanied by a certificate of a Responsible
       Officer thereof confirming that the Restructuring has been completed and specifying the Restructuring Date), the Collateral Agent shall without undue delay confirm the expiration of the Pledge to the Pledgor, provided that the Pledgor shall have confirmed to the Collateral Agent that the
       Collateral and Guarantee Requirements under the Loan Agreement shall have been satisfied prior to the expiration of the Pledge. For the avoidance of doubt, such expiration of the Pledge shall have no retroactive effect within the meaning of Section 159 of the German Civil Code (Burgerliches
       Gesetzbuch).

8.2    After the Secured Obligations have been satisfied in full, the Pledge will expire by operation of law. Upon request of the Pledgor, the
       Collateral Agent shall without delay confirm the expiration of the Pledge to the Pledgor.

8.3    In case of realisation pursuant to Clause 7 hereof, the Pledgees shall surrender to the Pledgor any excess proceeds arising from the realisation. However, the Pledgees shall transfer the Collateral or any excess proceeds arising from their realisation to a third party if legally obliged to do so. In addition, security rights created hereunder may also pass to another party by operation of law.

9.     DURATION AND INDEPENDENCE

9.1    Subject to Clause 8.1 above, the Pledge shall in no event expire before and unless any and all Secured Obligations have been fully and finally satisfied and discharged and there is no amount outstanding under the
       Secured Obligations owed to the Pledgees, whether for principal, interest, fees, discounts or other costs, expenses, charges or otherwise.

9.2    The Pledge shall not cease to exist if the Secured Obligations have been discharged temporarily only.

9.3    This Agreement shall constitute a continuing security and no change or amendment whatsoever in and to the Secured Obligations and to any document related with the Secured

       Obligations shall affect the validity and the scope of the Pledge and this Agreement nor the obligations which are imposed on the Pledgor pursuant to it.

9.4    This Agreement is in addition to, and independent of, any other security or guarantee the Pledgees may now or hereafter hold in respect of the
       Secured Obligations. None of such security interests or guarantees shall prejudice, or shall be prejudiced by, or shall be merged or commingled in any way with the Pledge.

9.5    The Pledge shall remain valid notwithstanding any measure taken by the
       Pledgees against the Pledgor to collect the Pledgees' claims, and in particular if the Pledgees grant payment deferrals, release guarantors, sureties or collateral or conclude a settlement or another agreement with persons directly or indirectly concerned by this Agreement.

10.    COLLATERAL AGENCY PROVISION

       In addition to and without prejudice to the provisions relating to the appointment and role of the Collateral Agent contained in the Loan
       Documents, and without limiting the rights of the Pledgees or the rights of the Collateral Agent against the Pledgor, or the obligations of the
       Pledgor, hereunder in any way, the Pledgees and the Collateral Agent hereby agree as follows:

10.1   ENFORCEMENT OF COLLATERAL

       (a)    The Collateral shall be enforced by the Collateral Agent in the name and for the account of the Pledgees.

       (b)    The Collateral Agent shall enforce the Collateral and exercise any of the remedies with respect thereto upon receipt of an
              Enforcement Notice directing it to do so (for the avoidance of doubt, subject to its right to enforce or exercise any remedy having arisen under the terms of this Agreement).

       (c)    Upon receipt of an Enforcement Notice, the Collateral Agent shall commence with and initiate such measures as the Collateral Agent may deem appropriate, necessary or advisable for the enforcement of all or part of the Collateral or exercise any other remedies with respect thereto (for the avoidance of doubt, subject to its right to enforce or exercise any remedy having arisen under the terms of this Agreement).

       (d)    The Pledgees and the Collateral Agent hereby acknowledge and agree that:

              (i)    no Pledgee shall exercise any independent power to enforce any of the Collateral or to exercise any rights, remedies, discretions or powers or to grant any consents or releases or otherwise have direct recourse to any of the Collateral;

              (ii)   no Pledgee shall be entitled to act individually to require the Collateral Agent to take any action or proceedings
                     under or in relation to this Agreement or to exercise any
                     of the rights, powers or discretions conferred on it by
                     this Agreement, other than in their capacity as Required
                     Pledgees;

              (iii)  notwithstanding anything to the contrary herein, to the extent that this Agreement requires any notice, consent,
                     direction or instruction to be given by the Pledgees, such notice, consent, direction or instruction may be given

                     by the Required Pledgees and, if given by the Required
                     Pledgees, shall be binding on all the Pledgees; and

              (iv)   the pledges created hereunder shall be treated as ranking
                     pari passu.

       (e)    From time to time after the occurrence of events entitling the
              Pledgees to enforce the Pledge pursuant of Clause 7.1 hereof, where time and circumstances do not permit the Collateral Agent to consult or obtain the consent of the Pledgees, it may, in
              accordance with the provisions of the Loan Agreement proceed (but shall not be obliged to do so) in its absolute discretion to protect and enforce the rights vested in it pursuant to this
              Agreement, provided always that it shall advise the Pledgees of any action it has taken as soon as possible thereafter.

10.2   APPLICATION OF ENFORCEMENT PROCEEDS

       Following a realisation of the Collateral, the proceeds shall be applied
       (i) first, to the satisfaction of the Collateral Agent's and the
       Administrative Agent's claims for reimbursement of its costs and expenses and (ii) second, pro rata (based on the amount of each Pledgee's Secured
       Obligations) to the satisfaction of the Secured Obligations of all
       Pledgees.

10.3   LIABILITY OF THE COLLATERAL AGENT; REFUSAL TO ACT

       (a)    The Collateral Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions (including pursuant to an Enforcement Notice) signed by the Required Pledgees and such instructions and any action or inaction pursuant thereto shall be binding on all the Pledgees.
              The Collateral Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. For the avoidance of doubt, the provisions of this sub-clause shall only apply as between the Pledgees and the Collateral Agent and shall not affect the rights and obligations of the Collateral Agent vis-a-vis the Pledgor.

       (b)    The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Pledgee (including pursuant to an Enforcement Notice) or any agent, trustee or similar
              representative thereof that, in the Collateral Agent's opinion,
              (i) is contrary to law or the provisions of any of the Loan
              Documents, (ii) may expose the Collateral Agent to liability
              (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Pledgees that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Pledgees not joining in such notice, consent, direction or instruction.

10.4   RELEASE OF COLLATERAL

       If the Collateral Agent becomes obliged to confirm the expiration of the
       Pledge pursuant to Clause 8.1 or 8.2 hereof, the Collateral Agent is hereby authorised to execute on behalf of itself and each Pledgee, without the need for any further referral to or authority from such person, any release of the security created by this Agreement.

10.5   APPLICATION OF ARTICLE VIII OF LOAN AGREEMENT

       Without limiting the foregoing provisions of this Clause 10, the provisions of Article VIII of the Loan Agreement shall inure to the benefit of the Collateral Agent and shall be binding on all Pledgees as if fully set forth herein, with each reference to the "Administrative
       Agent" therein being replaced by a reference to the "Collateral Agent"
       herein.

11.    NOTICES

       All correspondence and notifications under or in connection with this
       Agreement shall be delivered either in person in written form, or by registered letter, courier or telefax at the following addresses:

       (i)      to the Pledgor:

                BCP Caylux Holdings Luxembourg S.C.A.
                29, Rue Eugene Ruppert
                L-2453 Luxembourg

                with a copy to Blackstone Capital Partners Cayman IV L.P.
                345 Park Avenue, New York
                New York 10154
                USA

       (ii)     to the Pledgees:

                Deutsche Bank AG, New York Branch,
                60 Wall Street
                New York, New York 10005
                USA
                attention: Carin Keegan (telecopy: ++1 (212) 797-5696)

                with a copy to White & Case LLP 1155 Avenue of the Americas
                New York, New York 10036 USA
                attention: Sean Geary, Esq. (telecopy: ++1 (212) 354-8113)

       or such other addresses notified in writing by the relevant recipient to the other party. All correspondence and notifications to the Pledgees shall be addressed to the Collateral Agent.

12.    MISCELLANEOUS

12.1   The Pledgor agrees to execute any and all further documents, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents and recordings of liens in stock registries), that may be required under any applicable law, or that the Collateral Agent may reasonably request, to cause the
       Collateral and Guarantee Requirements to be and remain satisfied in respect of this Agreement and the Pledge created hereunder, all at the expense of the Pledgor and provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the
       Collateral Agent as to the perfection and priority of the Pledge created or intended to be created by this Agreement.

12.2   The Pledgor hereby authorises the Collateral Agent to execute and file financing statements or continuation statements without such Pledgor's signature appearing thereon pursuant to UCC.

12.3   Should any provision of this Agreement be or become wholly or in part invalid or unenforceable, the remaining parts of this Agreement shall not be affected. The invalid or unenforceable provision shall be replaced by a valid and enforceable provision which approximates as closely as possible to the economic purpose of the invalid or unenforceable provision.

12.4   Any amendments to this Agreement (including this subsection) must be made in writing.

12.5   The Pledgor agrees to pay all costs and expenses incurred by the
       Collateral Agent and or any other Pledgee, and to indemnify and hold harmless the Collateral Agent and any other Pledgee in connection with this Agreement pursuant to the provisions of Section 9.05 of the Loan
       Agreement mutatis mutandis.

12.6   This Agreement shall be governed by the laws of the Federal Republic of
       Germany.

12.7   The courts of Frankfurt am Main, Germany, shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a "DISPUTE"). This Clause 12.7 is for the benefit of the Pledgees only. As a result, the Pledgees shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent permitted by law, the Pledgees may take concurrent proceedings in any number of jurisdictions.

                    [Schedules and execution pages to follow]

                                                                      SCHEDULE 1

                                  THE PLEDGEES

1.   DEUTSCHE BANK AG, NEW YORK BRANCH as Collateral Agent and Adminstrative
     Agent

2.   DEUTSCHE BANK AG, NEW YORK BRANCH as Lender

                                       ***

                                       10

                                                                      SCHEDULE 2

                       COPY OF INTERCOMPANY LOAN AGREEMENT

                                       11

                                   SIGNATURES

THE PLEDGOR

BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.

Date: 8 June 2004

by: /s/ Chinh E. Chu
    ---------------------
Name:   Chinh E. Chu
Title:  Director

for BCP Caylux Holdings Ltd. 1
as Manager of BCP Caylux Holdings Luxembourg S.C.A.

THE COLLATERAL AGENT

DEUTSCHE BANK AG, NEW YORK BRANCH

Date: 8 June 2004

by: /s/ Carin M. Keegan
    --------------------------
Name:   Carin M. Keegan
Title:  Vice President

by: /s/ Diane F. Rolfe
    --------------------------
Name:   Diane F. Rolfe
Title:  Vice President

THE PLEDGEES

DEUTSCHE BANK AG, NEW YORK BRANCH

Date: 8 June 2004

by: /s/ Carin M. Keegan
    --------------------------
Name:   Carin M. Keegan
Title:  Vice President

by: /s/ Diane F. Rolfe
    --------------------------
Name:   Diane F. Rolfe
Title:  Vice President

for Deutsche Bank AG, New York Branch acting as attorney-in-fact
(Stellvertreter) in the name and on behalf of each of the financial institutions listed in Schedule 1 hereto.

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ACKNOWLEDGEMENT OF INTERCOMPANY BORROWER

We, BCP Crystal Acquisition GmbH & Co. KG, in our capacity as Borrower under the
Intercompany Loan Agreement (as defined in this Loan Claims Pledge Agreement), herewith acknowledge and confirm that we have been notified by BCP Caylux
Holdings Luxembourg S.C.A. (as the pledgor) of the pledge created by BCP Caylux
Holdings Luxembourg S.C.A. over all its claims against us under the Intercompany
Loan Agreement pursuant to this Loan Claims Pledge Agreement of which we have received a copy.

THE INTERCOMPANY BORROWER

BCP CRYSTAL ACQUISITION GMBH & CO. KG

Date: 8 June 2004

by: /s/ Chinh E. Chu
    ---------------------
Name:   Chinh E. Chu
Title:  Managing Director

for BCP Management GmbH, acting in its capacity as general partner of BCP Crystal Acquisition GmbH & Co. KG

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